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                                                                    EXHIBIT 10.4




                       THIRD AMENDMENT TO CREDIT AGREEMENT

     THIS THIRD AMENDMENT TO CREDIT AGREEMENT (the "Amendment"), made as of this 31st day of December, 1994 among Kuhlman Corporation, a Delaware corporation (the "Borrower"), NationsBank of Georgia, N.A. and The Chase Manhattan Bank, N.A. as Managing Agents, and NationsBank of Georgia, N.A., The Chase Manhattan Bank, N.A., The First National Bank of Boston, NBD Bank, N.A., Harris Trust and savings Bank, J.P. Morgan Delaware, and Trust Company of Georgia bank of savannah, N.A. (collectively the "Lenders"), and NationsBank of Georgia, N.A., as administrative agent for the Lenders (the "Administrative Agent"),

                              W I T N E S S E T H:

     WHEREAS, the Borrower, the Administrative Agent and the Lenders are parties to that certain Credit Agreement dated as of December 15, 1993, as amended by that certain First Amendment to Credit Agreement dated as of March 29, 1994 and by that certain Second Amendment to Credit Agreement dated as of March 30, 1994 (the "Credit Agreement"); and

     WHEREAS, the parties to the Credit Agreement wish to amend the Credit Agreement in certain respects as provided for herein;

     NOW, THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is acknowledged, the parties agree that all capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement, and further agree as follows:

     1. AMENDMENT TO SECTION 2.2(b). Section 2.2(b) of the Credit Agreement, BASE RATE ADVANCES, is hereby amended as follows:

          (a) Subsection 2.2(b)(i) is hereby amended by deleting the first sentence thereof in its entirety and by substituting the following therefor:

               "The Borrower shall give the Administrative Agent in the case of Base Rate Advances irrevocable written notice in the form of a Request for Advance received by the Administrative Agent not later than 11:00 a.m. (Eastern time) on the Business Day any such Advance is proposed to be made, or notice by telephone or telecopy promptly followed by a Request for Advance; PROVIDED, HOWEVER, that the failure by the Borrower to confirm any notice by telephone or telecopy with a Request for Advance shall not invalidate any notice so given."

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          (b)  Subsection 2.2(b)(ii) is hereby amended by deleting the first sentence thereof in its entirety and by substituting the following therefor:

               "Subject to the provisions of Section 2.3(f) hereof, the Borrower may repay or prepay a Base Rate Advance without regard to its Payment Date and (a) upon irrevocable written notice received by the Administrative Agent not later than 11:00 a.m. (Eastern time) on the Business Day of any such repayment or prepayment, reborrow all or a portion of the principal amount thereof as one or more Base Rate Advances or, subject to Section 2.6 hereof, not reborrow all or any portion of such Base Rate Advance, or (b) upon at least three (3) Business Days' irrevocable prior written notice, reborrow all or a portion of the principal thereof as one or more LIBOR Advances."

     2. AMENDMENT TO SECTION 5.13. Section 5.13 of the Credit Agreement, INTEREST RATE HEDGING, is hereby amended by deleting such Section in its entirety and by substituting the following therefor:

          "Section 5.13 INTEREST RATE HEDGING. On or prior to December 31, 1995, the Borrower shall enter into one or more Interest Rate Hedge Agreements having a notional amount equal to the amount of the Term Loan, which Interest Rate Hedge Agreements shall be in form and substance reasonably satisfactory to the Managing Agents."

     3. AMENDMENT TO SECTION 7.10. Section 7.10 of the Credit Agreement, CAPITAL EXPENDITURES, is hereby amended by deleting such Section in its entirety and by substituting the following therefor:

          "Section 7.10 CAPITAL EXPENDITURES. Neither the Borrower nor any of its Subsidiaries will make or incur Capital Expenditures in excess of (a) $7,100,000 in the aggregate during fiscal year 1994, (b) $5,300,000 in the aggregate during fiscal year 1995, or (c) $6,000,000 in the aggregate during any subsequent fiscal year. Amounts unused in any fiscal year may not be carried forward to any subsequent year."

     4. AMENDMENT TO SECTION 7.15. Section 7.15 of the Credit Agreement, FIXED CHARGE COVERAGE RATIO, is hereby amended by deleting such Section in its entirety and by substituting the following therefor:


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          "Section 7.15 FIXED CHARGE COVERAGE RATIO.  The Borrower shall not permit the ratio, expressed as a percentage, of (a)(i) during calendar year 1994, Cash Flow for the calendar quarter(s) during such year which have been completed as of the date of determination, or (ii) at all times thereafter, Cash Flow for the four (4) most recently completed calendar quarters to (b) Fixed Charges for such period, to be less than the following as of the end of each calendar quarter during the periods set forth below:

                                                   Minimum
               Period                               Ratio
               ------                              -------

          Calendar year 1994                      1.00 to 1
          Quarters Ending
             March 31, 1995,
             June 30, 1995 and
             September 30, 1995                   1.00 to 1
          Quarter Ending
             December 31, 1995                    1.15 to 1
          Calendar Year 1996                      1.30 to 1
          Calendar Year 1997                      1.45 to 1
          Calendar Year 1998                      1.60 to 1
          At all times thereafter                 1.75 to 1


          For purposes of determining compliance under this Section, (i) Fixed Charges shall not include any prepayments of Indebtedness for Money Borrowed, arising in respect of the Union County Industrial Facilities and Pollution Control Financing Authority Industrial Revenue Bonds (Associated Engineering Company Project), Series 1990, and (ii) (A) legal and accounting expenses in an aggregate amount not to exceed $530,000 relating to the Borrower's proposed acquisition of Communication Cable, Inc. which are retroactively deducted in determining net income or Other Income of the Borrower and its Subsidiaries on a consolidate basis for the 1994 calendar year in accordance with GAAP, and (B) cash severance and related benefit payments in an aggregate amount not to exceed $915,000 paid to employees of Kuhlman Electric Corporation, a Delaware corporation, in connection with its down-sizing, shall not be deducted from net income or Other Income of the Borrower and its Subsidiaries on a consolidated basis for the 1994 calendar year for purposes of calculating Cash Flow hereunder."

     5. AMENDMENT TO SECTION 7.17. Section 7.17 of the Credit Agreement, INDEBTEDNESS TO TOTAL CAPITAL RATIO, is hereby amended by deleting the heading "minimum Ratio" appearing at the top of


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the right hand column in such Section and substituting the heading "Maximum
Ratio" therefor.

     6. WAIVER OF SECTION 6.5(b). Notwithstanding anything in the Credit Agreement which may be construed to the contrary, the Administrative Agent and the Lenders hereby agree to waive the Borrower's compliance with Section 6.5(b) of the Credit Agreement with respect to projections and the annual operating budget of the Borrower and its Subsidiaries for the Borrower's 1995 fiscal year until February 20, 1995.

     7. NO OTHER AMENDMENT OR WAIVER. Except for the amendments and waiver set forth above, the text of the Credit Agreement shall remain unchanged and in full force and effect. The amendments and waiver agreed to herein shall not constitute a modification of the Credit Agreement or a course of dealing with the Administrative Agent and the Lenders, or any of them, at variance with the Credit Agreement such as to require further notice by the Administrative Agent, the Lenders, the Majority Lenders, or any of them, to require strict compliance with the terms of the Credit Agreement, as amended by this Amendment, in the future.

     8. REPRESENTATIONS AND WARRANTIES. Except to the extent the Borrower has previously updated the Lenders with respect thereto, the Borrower hereby represents and warrants in favor of the Administrative Agent and the Lenders as follows:

          (a) Each representation and warranty set forth in Article 4 of the Credit Agreement is hereby restated and affirmed as true and correct in all material respects as of the date hereof;

          (b) The Borrower has the corporate power and authority (i) to enter into this Amendment, and (ii) to do all acts and things as are required or contemplated hereunder to be done, observed and performed by it;

          (c) This Amendment has been duly authorized, validly executed and delivered by one or more Authorized Signatories of the Borrower, and constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms; and

          (d) The execution and delivery of this Amendment and performance by the Borrower under the Credit Agreement, as amended hereby, do not and will not require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over the Borrower which has not already been obtained, nor be in contravention


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     of or in conflict with the Articles of Incorporation or By-Laws of the
     Borrower, or the provision of any statute, judgment, order, indenture, instrument, agreement, or undertaking, to which the Borrower is party or by which the Borrower's assets or properties are or may become bound.

     9. CONDITIONS PRECEDENT TO EFFECTIVENESS OF AMENDMENT. The effectiveness of this Amendment is subject to (i) the truth and accuracy of the representations and warranties contained in Section 8 hereof; and (ii) receipt of any other documents that the Administrative Agent, the Lenders, or any of them, may reasonably request, certified by an officer of the Borrower if so requested.

     10. COUNTERPARTS. This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same agreement.

     11. LAW OF CONTRACT. This Amendment shall be deemed to be made pursuant to the laws of the State of Georgia with respect to agreements made and to be performed wholly in the State of Georgia and shall be construed, interpreted, performed and enforced in accordance therewith.

     12. EFFECTIVE DATE. Upon satisfaction of the conditions precedent referred to in Section 9 above, this Amendment shall be effective as of December 31, 1994.

     13.  LOAN DOCUMENT.  This Amendment shall constitute a Loan Document.


             [The remainder of this page intentionally left blank.]


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     IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized officers or representatives to execute, deliver and seal this Amendment as of the day and year first above written, to be effective as set forth in Section 12 hereof.


BORROWER:                          KUHLMAN CORPORATION


                                   By: /s/ VERNON J. NAGEL
                                      -------------------------------------
                                       Its: EVP
                                           --------------------------------

[CORPORATE SEAL]                   Attest: /s/ RICHARD A. WALKER
                                          ---------------------------------
                                       Its: SECRETARY
                                           --------------------------------


ADMINISTRATIVE AGENT:              NATIONSBANK OF GEORGIA, N.A.

                                   By: /s/ Authorized Signatory
                                      -------------------------------------
                                       Its:
                                           --------------------------------


LENDERS:                           NATIONSBANK OF GEORGIA, N.A.

                                   By: /s/ Authorized Signatory
                                      -------------------------------------
                                       Its:
                                           --------------------------------


                                   THE CHASE MANHATTAN BANK, N.A.

                                   By: /s/ Authorized Signatory
                                      -------------------------------------
                                       Its:
                                           --------------------------------


                                   THE FIRST NATIONAL BANK OF BOSTON

                                   By: /s/ Authorized Signatory
                                      -------------------------------------
                                       Its:
                                           --------------------------------


                                   NBD BANK, N.A.

                                   By: /s/ Authorized Signatory
                                      -------------------------------------
                                       Its:
                                           --------------------------------


                                   HARRIS TRUST AND SAVINGS BANK

                                   By: /s/ Authorized Signatory
                                      -------------------------------------
                                       Its:
                                           --------------------------------


                                   J. P. MORGAN DELAWARE

                                   By: /s/ Authorized Signatory
                                      -------------------------------------
                                       Its:
                                           --------------------------------


                                   TRUST COMPANY OF GEORGIA BANK OF
                                   SAVANNAH, N.A.

                                   By: /s/ Authorized Signatory
                                      -------------------------------------
                                       Its:
                                           --------------------------------


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